UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2010

CHINA GRAND RESORT, INC

(Exact name of registrant as specified in its charter)

Nevada	033-33263	62-1407521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm. 905 Reignwood Center

Yong’an Dongli Jianguomen Outer Street

Chaoyang District, Beijing 100022 P.R.C. China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +86-10 8528 8755

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 28, 2010, the Company accepted the voluntary resignation of Mr. Xiaojun He as Chief Financial Officer of the Company. Mr. He was appointed in such capacity on February 5, 2010. Mr. He did not resign over disagreements with the Company on any matter relating to the Company’s operations, polices or practices. As of the date of this report, the Company has not identified a new Chief Financial Officer.

A copy of Mr. He’s resignation letter is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

99.1 Resignation Letter of Mr. He.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Grand Resorts, Inc.

Date: September 28, 2010	By:	/s/Menghua Liu
	Name:	Menghua Liu
	Title:	Chief Executive Officer and Chairman

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